UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

CROWN ELECTROKINETICS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd, Suite 2240

Los Angeles, CA 90025

(Address of principal executive offices, including Zip Code)

(458) 212-2500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 1, 2025, Crown Electrokinetics Corp., a Delaware Corporation (the “Company”), and the Company’s board of directors (the “Board”) were notified by BPM LLP (“BPM”), the Company’s independent registered public accounting firm, of its decision to resign as the independent registered public accounting firm of the Company, effective immediately. Although their audit was not designed to identify or detect violations of law or fraud, BPM’s resignation was not a result of any violation of law or fraud of the Company identified during its audit procedures to date. BPM had served as the Company’s independent registered public accounting firm since 2024.

The report of BPM on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2024 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Additionally, during the fiscal year ended December 31, 2024, as well as subsequent interim periods preceding BPM’s resignation, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BPM with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statement with respect to such period, and there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The Company and the Board are actively seeking a new independent registered public accounting firm and intend to engage a firm as soon as practicable. However, there can be no assurance as to the timing of such engagement. The Company expects to authorize BPM to respond fully to the inquiries of the successor independent registered public accounting firm once engaged, including related to the prior year audit.

The Company has provided BPM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that BPM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BPM agrees with the above disclosures in this Item 4.01. A copy of the letter from BPM dated August 4, 2025 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from BPM LLP to the Securities and Exchange Commission, dated August 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
Name:	Doug Croxall
Title:	Chief Executive Officer

Dated: August 4, 2025

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